EXHIBIT 10.2



                            STOCK PURCHASE AGREEMENT
                            ------------------------


         STOCK PURCHASE AGREEMENT dated as of October 3, 1997 by and between CARIB NATIONAL GROUP, INC. ("Carib"), RICHARD E.W. GRANT, THE GRANT TRUST, ZENON DEVELOPMENT CORPORATION ("Zenon") and LESLIE SITARAM and CATHY-MAE SITARAM (collectively hereinafter referred to as "Sellers"), LOCKHART CARIBBEAN CORPORATION (hereinafter referred to as "Buyer") and PREMIUM FINANCE COMPANY OF THE V.I., INC. (hereinafter referred to as the "Corporation").


                                   WITNESSETH:

IN CONSIDERATION of the promises and mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. SUPERSEDING EFFECT

     This Stock Purchase Agreement (the "Agreement") supersedes all oral or written agreements, if any, between the parties and constitutes the entire agreement between the parties, except for paragraphs 5, 6 and 7 of a Letter of Intent dated June 6, 1997 between the parties hereto respecting this transaction (the "Letter of Intent").

2. STOCK TO BE PURCHASED


     A. The Buyer shall purchase from the Sellers Five Hundred Fifty Thousand (550,000) shares of common stock, representing all the issued and outstanding capital stock of Premium Finance Company of the V.I., Inc., a U.S. Virgin Islands Corporation engaged in the insurance premium financing business (hereinafter referred to as the "Corporation" or the "Company").


     B. The number of shares to be sold by each Seller is set forth below opposite their names:


     Name of Seller                           Number of Shares
     --------------                           ----------------
(1)  Carib National Group, Inc.                     330,000
(2)  The Grant Trust                                100,000
(3)  Richard E. W. Grant                             50,000
(4)  Zenon Development Corporation                   50,000
(5)  Leslie Sitaram and Cathy-Mae Sitaram            20,000
                                                    -------
             Total Capital Stock                    550,000
                                                    =======


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3. PURCHASE PRICE

     A. The total purchase price of the stock is Six Hundred Eighty Seven Thousand Five Hundred ($687,500) Dollars.

     B. The per share purchase price is $1.25 for each share.

     C. The purchase price to be paid to each Seller is as follows:




     Name of Seller                              Purchase Price
     --------------                              --------------
(1)  Carib National Group, Inc.                     $ 412,500
(2)  The Grant Trust                                $ 125,000
(3)  Richard E.W. Grant                             $  62,500
(4)  Zenon Development Corporation                  $  62,500
(5)  Leslie Sitaram and Cathy-Mae Sitaram           $  25,000
                                                    ---------

             Total Purchase Price                   $ 687,500
                                                    =========



4. PAYMENT

     A. On the date of closing Buyer shall pay the Sellers the following amounts by certified check or other immediately available funds or wire transfer:



     Name of Seller                                   Payment
     --------------                                   -------
(1)  Carib National Group, Inc.                     $ 330,000
(2)  The Grant Trust                                $ 100,000
(3)  Richard E.W. Grant                             $  50,000
(4)  Zenon Development Corporation                  $  50,000
(5)  Leslie Sitaram and Cathy-Mae Sitaram           $  20,000
                                                    ---------
                                                    $ 550,000
                                                    =========

     B. The $0.25 per share  balance due Sellers  shall be paid as follows,  six
(6) months after closing, assuming all other terms and conditions of this transaction are met and Sellers are not otherwise in default under this Agreement.



     Name of Seller                                  Payment
     --------------                                  -------
(1)  Carib National Group, Inc.                     $ 82,500
(2)  The Grant Trust                                $ 25,000
(3)  Richard E.W. Grant                             $ 12,500
(4)  Zenon Development Corporation                  $ 12,500
(5)  Leslie Sitaram and Cathy-Mae Sitaram           $  5,000
                                                    --------
                                                    $137,500
                                                    ========


5. CLOSING

     A. Place

     The closing shall take place at the offices of Dudley, Topper and Feuerzeig, 1A Frederiksberg Gade, St. Thomas, U.S. Virgin Islands. The closing date will be scheduled within sixty (60) days from receipt by Buyer of regulatory consents or other specific approval of this transaction satisfactory to Buyer by the Office of the Lieutenant Governor of the U.S. Virgin Islands, Division of Banking and Insurance and completion of due diligence to the satisfaction of the Buyer.

     B. Delivery of Stock Certificates


     At the closing each Seller shall deliver to the Buyer, free and clear of all encumbrances, certificates for the stock to be sold by each Seller in negotiable form.



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



     C. Memorandum of Closing

     On the day of the closing, the parties shall execute a memorandum of closing which shall state the events that occurred at the closing. All transactions at the closing shall be considered to take place simultaneously. No delivery shall be considered to be made until all transactions are completed.

6. DOCUMENTS TO BE DELIVERED BY SELLERS AT CLOSING


     The documents set forth below shall be delivered by the Sellers and Corporation, respectively, to Buyer at the closing except for items B, C, H, L and M which shall be provided at least five (5) business days before the closing:


     A. Stock certificates required by 5.B above.

     B. The Corporation's License(s) to do business in the jurisdictions in which it or its subsidiaries operate.

     C. Broker - Agent Agreements.

     D. Schedule of Insureds covered by premium financing with amount of loans and insurance companies receiving premiums as of the most recent month end.

     E. The Corporation's Lease at The Village Mall, St. Croix, U.S. Virgin Islands and any other spaces leased by the Corporation.

     F. Contracts requiring performance after the date of closing and contracts with warranties which shall remain effect after the date of closing.


     G. Warranties on the Corporation's equipment assets.

     H. Opinion letter of the Corporation's counsel, as described in Section 11 hereof.


     I. Certificate of good standing of the Corporation (and of any subsidiaries thereof) certified by the Office of the Lieutenant Governor of the Virgin Islands and any other appropriate official, as of a date recent to the date of closing.

     J. Resignations of all present directors and officers of the Corporation effective on the date of closing.

     K. Minute book(s), stock transfer book(s), stock certificate book and corporate seal(s) of the Corporation.

     L. Noncompetition Agreements as described in paragraph 4(b) of the Letter of Intent.


     M. Reports filed by the Corporation under 22 V.I.C. ss. 1630(b) and results of any examination of the Corporation conducted under 22 V.I.C. ss. 1628(b).

     N. Documentation that the Corporation's premium finance agreement forms have been filed and approved pursuant to 22 V.I.C. ss. 1632.

     O. Resolutions of the Respective Boards of Directors of Carib and Zenon unanimously approving the sale of the stock and unanimously approving the indemnities given to Buyer by such Boards of Directors as set forth in paragraph 12 hereof.


7. REPRESENTATIONS OF CORPORATION

     The Corporation warrants and represents as follows, which representations shall survive the Closing for three (3) years except those dealing with taxes that will survive for the applicable statute of limitations period:

     A. Capitalization

     The Corporation represents that the entire authorized capital stock of the Corporation consists of Five Hundred Fifty Thousand (550,000) shares of common stock, 550,000 of which are issued and presently outstanding.

     B. Subsidiaries, Cross-Guarantees and Inter-Company Transfers

     The Corporation represents that it does not have any subsidiaries except Premium Finance Company (E.C.) Limited, a company organized under the laws of Anguilla ("PFC-EC"). The

Corporation has not guaranteed any debts of Carib or any other affiliate of the Carib National Group, Inc. or any debt of the Grant Trust, Richard E.W. Grant,
Carlos Zenon, Zenon Development Corporation, or Leslie Sitaram, Cathy-Mae Sitaram or of any officer, director or employee of any of the above-mentioned entities. There are no accounts receivables or transfers between Carib National or affiliates of the Carib National Group and the Corporation that are being questioned from an accounting standpoint or by any regulatory body.

     C. Organization and Standing of the Corporation

     The Corporation represents that it is a corporation duly organized, validly existing and in good standing under the laws of the U.S. Virgin Islands. The copies of the Corporation's Articles of Incorporation and all amendments thereto as of the date of this Agreement and of the Corporation's By-Laws and all amendments thereto as of the date of this Agreement, which have been certified by the Corporation's Secretary and delivered to Buyer, are complete and correct as of the date of this Agreement. The Corporation or its subsidiary, PFC-EC, as the case may be, are qualified to do business and are doing business in the British Virgin Islands, Antigua and Anguilla and are qualified to operate and are in good standing in each such jurisdiction.

     D. Title

     The Corporation represents that it is the owner of and has good and marketable title to all assets of the Corporation set forth in Exhibit "A", entitled "Assets of the Corporation", dated September 10, 1997.

     E. Financial Statements

     The Corporation  represents that the financial statements referenced in (E)
(1) and (2) below which have been delivered to Buyer and attached hereto as Exhibit "B", accurately set forth the results of operations of the Corporation for the applicable periods, and such balance sheets present a true and complete statement of the financial condition, assets and liabilities of the Corporation for the applicable periods.


          (1) Statements of profit and loss of the Corporation for the calendar years 1994 through 1996, inclusive, and balance sheets for the Corporation as of December 31 for each of said three (3) years. Said statements and balance sheets were certified by Francisco Depusoir, a certified public accountant; and


          (2) A statement of profit and loss of the Corporation for the period ending August 31, 1997, unaudited and verified by Richard E.W. Grant, President.

     F. Compliance with Laws

     The Corporation represents that it has complied with all federal, state, city and other local laws, rules and regulations applicable in the jurisdictions in which it operates and has the following licenses: Certificate of Authority dated January 16, 1997 issued by the Lieutenant Governor of the Virgin Islands with an expiration date of December 31, 1997 authorizing the Corporation to engage in the business of an insurance premium finance company pursuant to Title 22 of the Virgin Islands Code; a license from the Chief Minister's Office, Government of the British Virgin Islands by which Richard E. Grant and the Corporation have been duly licensed to engage in the business of a premium finance company, which license will be in force until December 31, 1997; a license dated February 6, 1997 from the Ministry of Finance for the Government of Anguilla authorizing the Corporation to carry on the business of insurance premium financing from January 1, 1997 to December 31, 1997; and a Certificate of License No. 0917/97 issued to Premium Finance Company (E.C.) Ltd., licensing such company to do insurance premium financing in Antigua and Barbuda during the period ending December 31, 1997.

     G. Contracts to Sell or Mortgage Assets

     The Corporation represents that other than the $75,000 loan to the Corporation by Buyer as evidenced by a Promissory Note and Loan Agreement dated June 24, 1997, the Corporation has not entered into any contract to sell, assign, pledge or mortgage all or any part of the Corporation's assets, except to the Bank of Nova Scotia, pursuant to a financing agreement that is subject to review by Buyer in the course of due diligence.

     H. Contracts

     The Corporation represents that it has not entered into any contracts, leases or other agreements in an amount exceeding Five Hundred ($500) Dollars other than those set forth in Exhibit "C", entitled, "Contracts of the Corporation", dated September 10, 1997.

     I. Taxes


     The Corporation is not and shall not on the date of closing be in default for payment of federal, state, city or other local taxes including withholding, insurance premium tax, gross receipts tax, personal property, sales, use, social security and unemployment.


     J. Litigation

          (1) There are no suits, claims or other proceedings in law or equity pending, nor are there regulatory proceedings of any kind pending, or threatened against the Corporation.

          (2) There are no suits,  claims or other  proceedings in law or equity
     pending  or   contemplated   in  which  the  Corporation  is  plaintiff  or
     petitioner.

     K. Judgments

     There is not now nor shall there be at the time of closing any judgments, liens or other encumbrances outstanding against the Corporation generally.

     L. Investigations

     There have been no federal, state, city or local investigations with respect to the Corporation generally, including investigations by regulatory officials.

     M. Directors, Officers and Bank Accounts

     The Corporation represents that it has delivered to the Buyer a true and complete list, as of the date of this Contract, certified by an authorized officer of the Corporation, setting forth the following:


          (1) The names and addresses of all the Corporation's directors and officers.

          (2) The name, address and account number of each bank in which the Corporation has an account or safe deposit box and the names and addresses of all persons authorized to draw thereon or to have access thereto.


     N. Government and Other Consents

     The Corporation represents that other than the approval of the Lieutenant Governor of the U.S. Virgin Islands, no consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental or public body, commission or authority is required in connection with (a) the execution, delivery and performance by the Corporation or Sellers of this Agreement, and (b) the sale and delivery of the stock.

     O. No Rebates or Inducements in Violation of 22 V.I.C. ss. 1631.

     The Corporation confirms that no officer, director, or employee has offered to pay or allowed in any manner to any person, either as inducement to the financing of any insurance policy with the premium finance company or after any such policy has been financed, any rebate or other valuable consideration or inducement of any kind, directly or indirectly.

7A. REPRESENTATIONS OF SELLERS

     The Sellers warrant and represent as follows, which representations shall survive the Closing for three (3) years:

     A. Right to Sell

     Sellers have the full power and right to execute this Contract and to sell the Corporation's stock. Carib and Zenon, as corporate sellers, will present directors resolutions approving the sale of its stock, a certificate of good standing, certificate of incumbency as to officers and directors and any other corporate documentation reasonably requested by Buyer.

     B. Stock Ownership

     Sellers are the owners, free and clear of any lien or encumbrance, of the number of shares of the Corporation's common stock set opposite their names in
Article 2.B. above. The Sellers have not issued or granted any options or other rights to purchase the Corporation's stock.

     C. Contracts to Sell or Mortgage Stock

     Sellers have not entered into any other contract to sell, assign, pledge or mortgage all or any part of their stock.

     D. Litigation

          (1) There are no suits, claims or other proceedings in law or equity pending, nor are there regulatory proceedings of any kind pending, or to Sellers' knowledge threatened against the Sellers respecting the Stock to be purchased by Buyer.

          (2) There are no suits, claims or other proceedings in law or equity pending or contemplated in which the Sellers are plaintiffs, petitioners or a party respecting the Stock to be purchased by Buyer.

     E. Judgments

     There is not now nor shall there be at the time of closing any judgments, liens or other encumbrances outstanding against the Sellers respecting the Stock to be purchased.

     F. Investigations

     There have been no federal, state, city or local investigations with respect to the Sellers respecting the Stock to be purchased, including investigations by regulatory officials.

     G. Power of Attorney

     Except as to Leslie  Sitaram and Cathy-Mae  Sitaram,  Sellers do not have a
power  of  attorney   outstanding   with  respect  to  Seller's   stock  or  the
Corporation's business.

     H. No Rebates or Inducements in Violation of 22 V.I.C. ss 1631.

     The Sellers confirm that they have not offered to pay or allowed in any manner to any person, either as inducement to the financing of any insurance policy with the premium finance company or after any such policy has been financed, any rebate or other valuable consideration or inducement of any kind, directly or indirectly.

     I. Maintain Business as a Going Concern

     The Sellers will use their best efforts to keep and retain the Corporation as a going concern.

8. REPRESENTATIONS OF BUYER

     The Buyer warrants and represents as follows:


     A. As of the closing, Buyer will have inspected the leased premises of the Corporation at The Village Mall, St. Croix, U.S. Virgin Islands and the physical condition of all the assets listed in Exhibit "A".

     B. The Buyer is purchasing the stock voluntarily on Buyer's own judgment, and does not rely on any representations of anyone as to past, present, or prospective profits or volume of the Corporation except for that financial data of the Corporation referenced in Article 7.E entitled, "Financial Statements" and representations as to the status of accounts receivables and inter-company transfers referenced in Article 7.B thereof.

     C. Buyer intends to retain the Corporation's existing employees, subject to the provisions of Section 17 hereof.


9. COVENANT NOT TO COMPETE


     A. For a period of five (5) years from closing in the case of Keith A. Forbes and three (3) years from closing in the case of Winston P. Forbes, Peter J.C. Thwaites and David A. Williams, the aforementioned officers, directors and stockholders of Carib or the Corporation, as the case may be, shall not, directly or indirectly, either as an employee, partner, stockholder, officer, director, proprietor, owner or otherwise, engage or become interested financially or otherwise in any insurance premium financing business, in competition with the Corporation within the U.S. Virgin Islands.

     B. If the Buyer sells the Corporation, its stock or all its assets, the Buyer shall have the right to assign the covenant set forth above. Keith A. Forbes, Winston P. Forbes, Peter J.C. Thwaites and David A. Williams shall remain bound by the terms of said covenant to any and all subsequent purchasers of the Corporation, its stock or all its assets.


10. DAMAGE OR DESTRUCTION OF CORPORATION'S ASSETS


     A. The Corporation shall maintain its assets in the condition as they existed at the time of Buyer's inspection, ordinary wear and tear excepted.

     B. However, if the Corporation's assets are damaged or destroyed, to the extent of Twenty Percent (20%) or more of the value of such assets as listed in Exhibit "A", or the Corporation loses insurance premium financing accounts to the extent of Fifty Percent (50%) or more of such accounts prior to closing as listed on Exhibit "A", Buyer's sole remedy shall be to terminate this Contract without any liability on either Buyer or Sellers.

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11. OPINION OF CORPORATION'S COUNSEL

     On the closing date the Corporation shall deliver an opinion of the Corporation's counsel dated the closing date that:

     A. The Corporation's existence, good standing and authorized and issued stock are as stated in Article 7.

     B. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company.

     C. The Corporation has good and marketable title to all its property and assets set forth in Exhibit "A".

     D. Counsel does not know or have reasonable cause to know of any claims, litigation, proceeding or governmental investigation pending or threatened against the Corporation or its assets.


12. INDEMNIFICATION TO BUYER BY THE RESPECTIVE BOARDS OF DIRECTORS OF CORPORATE SELLERS CARIB NATIONAL GROUP AND ZENON DEVELOPMENT CORPORATION.

     The respective Boards of Directors of Carib and Zenon, the corporate sellers of stock, hereby separately agree to indemnify and hold the Buyer and its successors and assigns harmless in respect of any and all liabilities and expenses (including, without limitation, settlement costs and legal, accounting, and other expenses in connection therewith) (collectively, the "Damages") incurred by the Buyer and its successors and assigns in connection with any breach of the representation and warranty by Carib or Zenon, respectively, as a shareholder of the Corporation that it has the full corporate power and authority without seeking any further approvals or consents to execute this Agreement and sell its stock in the Corporation and that such stock is free and clear of any lien or encumbrance.

13. INDEMNIFICATION TO BUYER BY NON-CORPORATE SELLERS

     The Grant Trust, Richard E.W. Grant, Leslie Sitaram and Cathy Mae Sitaram as the non-corporate sellers of stock, hereby separately agree to indemnify and hold the Buyer and its successors and assigns harmless in respect of any and all


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


Damages (as defined above in paragraph 12 hereof) incurred by the Buyer and its successors and assigns in connection with any breach of the representation and warranty by such shareholder of the Corporation that it, he, she or they (as the case may be) have the full power and authority to execute this Agreement and sell their respective stock in the Corporation and that such stock is free and clear of any lien or encumbrance.


14. FURTHER ASSURANCES


     Buyer and Sellers shall execute any and all documents, prior to and after the closing date, that are required to implement the terms and intent of this Agreement.

15. DEFAULT BY A SELLER


     If any Seller shall fail, refuse or be incapable of delivering any of the stock to be sold hereunder, such failure, refusal or incapability shall not relieve the other Sellers of any obligation under this Agreement. In such event, the Buyer, at its option, may either purchase the remaining stock which it is entitled to purchase hereunder, or refuse to make such purchase and terminate all its obligations under this Agreement.


16. CONDUCT OF THE CORPORATION'S BUSINESS PENDING


     The Corporation and Sellers warrant and represent that, until the time of closing:


     A. The business shall be conducted in its ordinary course.


     B. The Corporation shall not enter into any contract except in the ordinary course of business and the liability of the Corporation under such contract in the ordinary course of business shall not exceed Two Thousand Five Hundred ($2,500) Dollars.

     C. The Corporation's management shall use its best efforts to keep and retain the Corporation as a going concern.

     D. The Corporation shall comply with all laws, rules and regulations of Federal, State, City, and Local Governments and any other jurisdiction in which it operates.

     E. The Sellers shall not allow the Corporation to violate the terms of any lease or contract connected with the business of the Corporation.

     F. The Sellers shall not allow the Corporation to encumber the business assets of the Corporation in any way whatsoever.


     G. The Corporation shall not remove or have removed any of the business assets except those consumed in the regular conduct of the business.


     H. The Sellers shall not allow the Corporation to increase the compensation payable to any of the officers, directors or employees or consultants of the business.


     I. The Corporation shall not hire additional permanent employees for use in the business or discharge any present employees of the business without prior written notification to the Buyer.

     J. The Sellers and Corporation shall have the Corporation preserve the goodwill of the Corporation's customers and accounts and others having business relations with the Corporation.


     K. There shall be no modifications in the financial condition of the Corporation as set forth in the financial statements set forth in Exhibit "B" except as will occur in the ordinary and regular conduct of the Corporation's business.

     L. There will not be any changes in the legal structure of the Corporation, or its directors and officers, or its Articles of Incorporation, or its By-Laws.

     M. No dividends be declared or paid on the stock of the Corporation.

17. EMPLOYEES OF THE CORPORATION


     A. The Sellers and Corporation warrant and represent that:


          (1) The employees of the Corporation do not have any interest in any of the Corporation's property, real or personal or tangible or intangible.


          (2) The attached Exhibit "D", entitled, "Employees of the Corporation", dated September 10, 1997 sets forth all employees of the Corporation, their compensation, vacations, holidays and other fringe benefits.

     B. Although Buyer currently plans to retain all the Corporation's current employees, Buyer shall not be obligated to do so for any specified period and no representations have been made to the contrary to any employees by the Corporation or Sellers.


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


18. DUE DILIGENCE AND INSPECTION OF RECORDS


     The Buyer has the right to inspect, or have inspected by a Certified Public Accountant appointed by the Buyer and at Buyer's expense, the books and records of the Corporation and the operations of the Corporation, including the operations and affairs of the Corporation in other Caribbean islands, including PFC-EC and any other affiliates. Sellers and the Corporation will make available to Buyer, Buyer's counsel, accountants, and other representatives access to such information and documents regarding the Corporation's business operations and financial records as Buyer may reasonably request including a review of all accounts, material contracts, licenses, bonds, reports to the Division of Banking and Insurance and any audit or other review of the Corporation's financial records. In accordance with the Letter of Intent, Buyer shall keep confidential and cause its agents, attorneys and accountants to keep confidential the information reviewed during due diligence.


19. LABOR RELATIONS


     The Corporation warrants and represents that there is no wrongful discharge or other employment complaint or litigation pending and no work stoppage pending or threatened with respect to the business, and no applications for certification as a collective bargaining agent with respect to the Corporation are pending or anticipated.


20. INSURANCE COVERAGE


     The Corporation warrants and represents that as of the date of closing and for the three (3) year period prior to the date of closing, the Corporation has maintained adequate insurance for the business with respect to risks normally insured against by similar businesses.


21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations and warranties of the Buyer and Sellers herein shall survive the closing of the Contract.

22. BINDING ON SUCCESSORS

     This Contract shall be binding upon the heirs, executors, administrators, successors and assigns of the Buyer and Sellers.

23. BROKERS AND EXPENSES


     A. Buyer, Sellers and the Corporation warrant and represent to each other that neither has employed any broker, finder or other person or entity in connection with matters contemplated by this Agreement.

     B. Buyer, Sellers and the Corporation shall indemnify each other from any claim and any costs associated therewith by any such broker, finder, person or entity.

     C. Each of the parties hereto shall pay all expenses and disbursements incurred by it, its officers, employees, attorneys, accountants, financial advisers and other agents and representatives in connection with Agreement and the performance of its obligations hereunder.

24. CHANGES TO SELLERS' WARRANTIES AND REPRESENTATIONS


     If there are any changes to the Sellers' and the Corporations warranties or representations set forth in this Contract, the Sellers or the Corporation, as the case may be shall notify the Buyer immediately in writing of such changes by certified or registered mail, return receipt requested or by delivery to Buyer in person of such writing.


25. ARTICLE HEADINGS

     The heading or subheadings of articles contained herein are used for convenience and ease of reference and shall not limit the scope or intent of the article

26. ARBITRATION AND APPLICABLE LAW

     Any controversy or claim arising out of or relating to this Agreement or the breach thereof, shall be settled by arbitration to be held in St. Thomas, U.S. Virgin Islands in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. This Agreement shall be governed by the law of the U.S. Virgin Islands.

27. DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are hereby incorporated by reference:


     A. Exhibit "A" entitled, "Assets of the Corporation", dated September 10, 1997.

     B. Exhibit "B" entitled, "Financial Statements", dated August 31, 1997.

     C. Exhibit "C" entitled, "Contracts of the Corporation", dated September 10, 1997.

     D. Exhibit "D" entitled, "Employees of the Corporation", dated September 10, 1997.

28. NOTICES AND CORRESPONDENCE

     All notices and correspondence shall be sent by either party to the other in all matters dealing with this Agreement to the following addresses:


    (a)      To the Sellers:       Keith A. Forbes, President
                                   CARIB NATIONAL GROUP, INC.
                                   3013 Orange Grove
                                   Christiansted, St. Croix
                                   U.S. Virgin Islands 00820

                                   The Grant Trust
                                   c/o Rita Dudley Grant, Trustee
                                   P.O. Box 24241
                                   Christiansted St. Croix,
                                   U.S. Virgin Islands 00824

                                   Richard E.W. Grant
                                   P.O. Box 24241
                                   Christiansted St. Croix,
                                   U.S. Virgin Islands 00824

                                   Carlos Zenon
                                   Zenon Development Corporation
                                   P.O. Box 5440
                                   Sunny Isle St. Croix,
                                   U.S. Virgin Islands 00823

                                   Leslie Sitaram and/or Cathy-Mae Sitaram
                                   P.O. Box 6556
                                   Sunny Isle St. Croix,
                                   U.S. Virgin Islands 00823

    (b)      To the Corporation:   Richard E.W. Grant
                                   Premium Finance Company of the V.I., Ltd.
                                   Suite 101, Village Mall
                                   Rural Route 2,
                                   Kingshill St. Croix,
                                   U.S. Virgin Islands 00850

    (c)      To the Buyer:         John P. de Jongh,  Jr., President
                                   LOCKHART CARIBBEAN CORPORATION
                                   No. 44 Estate Thomas
                                   P.O. Box 7020
                                   Charlotte Amalie St. Thomas
                                   U.S. Virgin Islands 00801


or any other address provided prior written notice is given to the other party.


1. INDEPENDENT COUNSEL

     Each of the Sellers, both individual Sellers and corporate Sellers, acknowledge that they have been notified that the Corporation's attorney has not represented them in negotiating this Agreement and each Seller has in fact obtained independent representation and has not relied upon the Corporation or any other Seller in connection with the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement which is effective as of October 3, 1997.

WITNESSES:                       CORPORATION:

                                 PREMIUM FINANCE COMPANY OF THE V.I., INC.

/s/ Derek M. Hodges              By:     /s/ Richard E.W. Grant
------------------------------           ---------------------------------------
                                         RICHARD E.W. GRANT
/s/ Karen Bryan
------------------------------
                                 Attest: /s/ Keith A. Forbes
                                         ---------------------------------------


                                 Sellers:

                                 CARIB NATIONAL GROUP, INC.


/s/ Karen Bryan                  By:     /s/ Keith A. Forbes
------------------------------           ---------------------------------------
                                         KEITH A. FORBES, President
/s/ Paul M. Taylor                                                        [Seal]
------------------------------
                                 Attest: /s/ Angus Diego
                                         ---------------------------------------
                                                        , Secretary


                                 ZENON DEVELOPMENT CORPORATION


/s/ Jo-Anne Zenon                By:     /s/ Carlos Zenon
------------------------------           ---------------------------------------
                                         CARLOS ZENON, President
/s/ Yasmin Diaz                                                           [Seal]
------------------------------
                                 Attest: /s/ Alida R. Zenon
                                         ---------------------------------------
                                                           , Secretary

/s/ Paul M. Taylor               By:     /s/ Leslie Sitaram
------------------------------           ---------------------------------------
                                         LESLIE SITARAM, Selling Shareholder
/s/ Karen Bryan
------------------------------

/s/ Paul M. Taylor               By:     /s/ Cathy-Mae Sitaram
------------------------------           ---------------------------------------
                                         CATHY-MAE SITARAM, Selling Shareholder
/s/ Karen Bryan                                                           [Seal]
------------------------------

                                         THE GRANT TRUST, Selling Shareholder

/s/ Paul M. Taylor               By:     /s/ Rita Dudley Grant
------------------------------           ---------------------------------------
                                         RITA DUDLEY GRANT, Trustee
/s/ Karen Bryan
------------------------------

/s/ Paul M. Taylor                       /s/ Richard E.W. Grant
------------------------------           ---------------------------------------
                                         RICHARD E.W. GRANT, Selling Shareholder
/s/ Karen Bryan                                                           [Seal]
------------------------------

                                 Buyer:

                                 LOCKHART CARIBBEAN CORPORATION


/s/ Wesley S. Williams, Jr.      By:     /s/ John P. deJongh, Jr.
------------------------------           ---------------------------------------
                                         JOHN P. deJONGH, JR., President
/s/ Marna Coreen                                                          [Seal]
------------------------------
                                 Attest: /s/ Cornel A. Williams
                                         ---------------------------------------
                                         CORNEL A. WILLIAMS, Secretary